4862-6778-0560.2 NEWS RELEASE July 22, 2024 FOR IMMEDIATE RELEASE CONTACT: Randall M. Chesler (406) 751-4722 Ron J. Copher (406) 751-7706 GLACIER BANCORP, INC. COMPLETES ACQUISITION OF SIX MONTANA BRANCHES FROM HTLF BANK KALISPELL, MONTANA (GLOBE NEWSWIRE) - Glacier Bancorp, Inc. (NYSE: GBCI) announced that on July 19, 2024, its wholly owned subsidiary, Glacier Bank, completed its acquisition of six Montana branch locations of HTLF Bank (the “Branches”), a wholly owned subsidiary of Heartland Financial USA, Inc. (NASDAQ: HTLF), including the deposits, loans, owned real estate and fixed and other assets associated with the Branches. The six branches Glacier Bank acquired are:  2615 King Ave. W, Billings, MT  2929 3rd Ave. N, Billings, MT  2901 W Main St., Bozeman, MT  115 E First Ave, Plentywood, MT  220 Main St., Stevensville, MT  101 E Legion St., Whitehall, MT The Branches have joined Glacier Bank divisions operating in Montana, including First Bank of Montana, First Security Bank of Bozeman, First Security Bank of Missoula, Valley Bank, and Western Security Bank. About Glacier Bancorp, Inc. Glacier Bancorp, Inc. is the parent company for Glacier Bank and its bank divisions: Altabank (American Fork, UT), Bank of the San Juans (Durango, CO), Citizens Community Bank (Pocatello, ID), Collegiate Peaks Bank (Buena Vista, CO), First Bank of Montana (Lewistown, MT), First Bank of Wyoming (Powell, WY), First Community Bank Utah (Layton, UT), First Security Bank (Bozeman, MT), First Security Bank of Missoula (Missoula, MT), First State Bank (Wheatland, WY), Glacier Bank (Kalispell, MT), Heritage Bank of Nevada (Reno, NV), Mountain West Bank (Coeur d’Alene, ID), The Foothills Bank (Yuma, AZ), Valley Bank (Helena, MT), Western Security Bank (Billings, MT), and Wheatland Bank (Spokane, WA).

4862-6778-0560.2 Visit GBCI’s website at www.glacierbancorp.com. Forward-Looking Statements This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or other comparable words or phrases of a future or forward-looking nature. Such forward-looking statements include but are not limited to statements regarding the potential benefits of the purchase and assumption transaction involving Glacier Bank and the Branches, including future financial and operating results, the anticipated effects on GBCI’s earnings per share and liquidity, Glacier Bank’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those expected or projected, including but not limited to the following: risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in deposit levels at the Branches after closing, losses of customers or key employees, general economic and market conditions, regulatory considerations, changes or trends in interest rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Glacier Bank and the Branches operate; uncertainties regarding the ability of Glacier Bank to promptly and effectively integrate the assets and deposit liabilities of the Branches; uncertainties regarding the reaction to the transaction of Glacier Bank’s and the Branches’ respective customers, employees, and counterparties; and risks relating to the diversion of management time on transaction-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. GBCI undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in GBCI’s Annual Report on Form 10- K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.